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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                   MAY 2, 2002
                Date of Report (Date of earliest event reported)


                          TURBODYNE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   0-21391              95-4699061
(State or other jurisdiction    (Commission File         (IRS Employer
      of incorporation)               Number)          Identification No.)




6155 Carpinteria Avenue, Carpinteria, California            93013

    (Address of principal executive offices)              (Zip Code)



                                 (805) 684-4551
               Registrant's telephone number, including area code



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

Not  applicable.


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Not  applicable.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

The Registrant is filing this Form 8-K to disclose the filing of its Certificate of Amendment to Certificate of Incorporation with the Secretary of State of Delaware on September 17, 2001. The number of authorized shares of the Registrant's common stock increased to 99,000,000 shares upon completion of this filing. The amendment to the Registrant's Certificate of Incorporation was approved by stockholders on May 26, 2000.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.

Not  applicable.

(b)     Pro  forma  Financial  Information.

Not  applicable.

(c)     Exhibits.

  Exhibit     Description
  -------     -----------
    3.1       Certificate of Amendment to Certificate of Incorporation with the Secretary of State of Delaware on September 17, 2001


ITEM  8.  CHANGE  IN  FISCAL  YEAR


                                       2

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Not  applicable.


ITEM  9.  REGULATION  FD  DISCLOSURE

Not  applicable.






                                       3

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TURBODYNE  TECHNOLOGIES,  INC.

Date: May 2, 2002
                                      By: /s/ Daniel Black
                                          --------------------------------
                                          DANIEL BLACK
                                          President and Chief Executive Officer